EXHIBIT 10.9

WAIVER OF ANTI-DILUTION RIGHTS

This WAIVER OF ANTI-DILUTION RIGHTS (“Waiver”) is entered into as of this 16th day of August, 2010 by and among The Amacore Group, Inc., a Delaware corporation (the “Company”) and Vicis Capital Master Fund, a series of the Vicis Capital Master Trust, a trust formed under the laws of the Cayman Islands (“Vicis”).

WHEREAS, Vicis holds shares of the Company’s Series G Convertible Preferred Stock, par value $0.001 per share, Series H Convertible Preferred Stock, par value $0.001 per share, Series I Convertible Preferred Stock, par value $0.001 per share, and Series L Convertible Preferred Stock, par value $0.001 per share, set forth on Schedule B attached hereto (collectively, the “Preferred Stock”), and warrants (the “Warrants”) to purchase shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”);

WHEREAS, Section 7.3(c) of each Certificate of Designation designating each series of the Preferred Stock and each Warrant set forth on Schedule A hereto, provide for certain anti-dilution adjustments to the conversion prices of the Preferred Stock and/or exercise prices of the Warrants upon certain offers or issuances of shares of Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock at a price per share or conversion or exercise price per share less than the conversion price or warrant price, as applicable, then in effect with respect to each class of Preferred Stock and the Warrants (“Anti-Dilution Rights”);

WHEREAS, in connection with the execution of a certain Securities Purchase Agreement of even date herewith, Vicis is acquiring Senior Secured Convertible Notes (“Senior Notes”) issued by the Company; and

WHEREAS, Vicis desires to waive any Anti-Dilution Rights it may have with respect to the issuance of the Senior Notes.

NOW, THEREFORE, for and in consideration of the receipt of valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, Vicis hereby represents and warrants that it is the sole beneficial and record owner of the Warrants identified on Schedule A and the shares of Preferred Stock identified on Schedule B and hereby waives any and all Anti-Dilution Rights that may arise from the issuance of the Senior Notes.

This waiver shall be binding upon the Company and Vicis and their respective successors and assigns.

To the extent necessary for this Waiver to be effective, it shall be considered a written consent of the holders of the shares of Preferred Stock under the applicable provisions of the Delaware General Corporate Law.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Waiver as of the date first written above.

VICIS CAPITAL MASTER FUND By: Vicis Capital LLC

_____________________________
Name:
Title:

Date of Signature: _______________

SCHEDULE A

Warrants

1.	Warrant issued on March 13, 2008 and expiring on March 13, 2013 to purchase 45,000,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

2.	Warrant issued on April 30, 2008 and expiring on April 30, 2013 to purchase 22,500,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

3.	Warrant issued on June 2, 2008 and expiring on June 2, 2013 to purchase 45,000,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

4.	Warrant issued on September 30, 2008 and expiring on September 30, 2013 to purchase 45,000,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

5.	Warrant issued on October 6, 2008 and expiring on October 6, 2013 to purchase 22,500,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

6.	Warrant issued on December 31, 2008 and expiring on December 31, 2013 to purchase 28,125,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

7.	Warrant issued on January 13, 2009 and expiring on January 13, 2014 to purchase 45,000,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

8.	Warrant issued on March 31, 2009 and expiring on March 31, 2014 to purchase 45,000,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

9.	Warrant issued on June 29, 2009 and expiring on June 29, 2014 to purchase 50,625,000 shares of Class A Common Stock at an initial exercise price of $0.375 per share.

SCHEDULE B

Shares of Preferred Stock Owned by Vicis

1.	1,200 shares of Series G Convertible Preferred Stock
2.	400 shares of Series H Convertible Preferred Stock
3.	1,650 shares of Series I Convertible Preferred Stock
4.	1,050 shares of Series L Convertible Preferred Stock